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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 4, 2004



                               NOBLE ENERGY, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)

            DELAWARE                              001-07964                       73-0785597
            --------                              ---------                       ----------
(State or other jurisdiction of                  Commission                     (I.R.S. Employer
 incorporation or organization)                  File Number                   Identification No.)


       100 GLENBOROUGH, SUITE 100
             HOUSTON, TEXAS                                                           77067
----------------------------------------                                              -----
(Address of principal executive offices)                                            (Zip Code)


      Registrant's telephone number, including area code: (281) 872-3100


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

              99.1   Press Release dated August 4, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 4, 2004 the Company issued a press release announcing its financial results for its second quarter ended June 30, 2004. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

         The Company's press release announcing its financial results for its second quarter ended June 30, 2004 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NOBLE ENERGY, INC.



Date: August 4, 2004                    By:/s/ JAMES L. MCELVANY
                                           -------------------------------------
                                           James L. McElvany
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer



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                                INDEX TO EXHIBITS


       Item          Exhibit
       ----          -------

       99.1          Press Release dated August 4, 2004